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                                                                    EXHIBIT 10.3

August 16, 2001


Aviation Sales Company and Subsidiaries
3601 Flamingo Road
Miramar, Florida 33027
Attn: Chief Financial Officer

          Re: Participation Agreement dated as of December 17, 1998 (as amended, the "Participation Agreement") by and among AVIATION SALES COMPANY, a Delaware corporation ("Aviation Sales"), as Construction Agent (the "Construction Agent"); AVIATION SALES COMPANY, as Lessee (the "Lessee"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, f/k/a First Security Bank, National Association, a national banking association, not individually, except as expressly stated in the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1 (the "Owner Trustee"); BANK OF AMERICA, N.A., successor to NationsBank, National Association ("Bank of America"), as a Holder and as a Lender; BANK OF AMERICA, N.A., successor to NationsBank, National Association, as Administrative Agent (the "Agent"); each of the Holders party to the Trust Agreement (the "Holders"); each of the Lenders party to the Credit Agreement (the "Lenders"); and each of the Guarantors party to the Guaranty Agreement (the "Subsidiaries").

Gentlemen:

     All capitalized terms used herein without definition shall have the definition provided therefor in the Participation Agreement.

     Events of Default have occurred pursuant to Sections 17.1(f) and 17.1(n) as a result of the failure of Aviation Sales to make a scheduled interest payment due with respect to the Senior Subordinated Notes on August 15, 2001.

     Aviation Sales and its Subsidiaries have requested that the Owner Trustee, the Agent, the Lenders and the Holders forbear from exercising their rights and remedies with respect to the aforesaid Events of Default until September 12, 2001.

     Aviation Sales and its Subsidiaries have further requested the consent of the Agent, the Owner Trustee, the Lenders and the Holders that the due date for the delivery of the management letter from their independent accountants as set forth in Section 28.1.1(e) of the Lease Agreement be extended to September 30, 2001.

     1.   Forbearance. The Agent, the Owner Trustee, the Lenders and the Holders
          -----------
hereby agree, subject to the satisfaction of the conditions set forth below and subject to
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the limitations set forth below, that none of the Agent, the Owner Trustee, the
Lenders or the Holders will, during the period commencing on the date hereof and ending on September 12, 2001 (the "Forbearance Period"), exercise any rights and remedies available to them under the Participation Agreement, the Credit Agreement, the Lease Agreement, or other Operative Agreements arising from an Event of Default under Section 17.1(f) or Section 17.1(n) of the Lease Agreement with respect to the failure of Aviation Sales to make a scheduled interest payment due on August 15, 2001 with respect to the Senior Subordinated Notes.

     2.   Consent.  The Agent, the Owner Trustee, the Lenders and the Holders
          -------
hereby consent to an extension of time to deliver the management letter from their independent accountants, as required in Section 28.1.1(e) of the Lease Agreement, until September 30, 2001.

     3.   Limitations.  The parties agree that:  (i) the consent and forbearance
          -----------
described in this forbearance and consent letter do not constitute a waiver of any Default or Event of Default; (ii) all Operative Agreements are in full force and effect as of the date hereof; (iii) the forbearance described in this forbearance and consent letter shall terminate immediately if any noteholder under the Senior Subordinated Notes, the trustee under the Subordinated Debt Indenture, Citicorp as agent or any lender under the Citicorp Loan Documents, or any other agent or lender under any credit facility for Aviation Sales or any Subsidiary, commences to exercise any remedies with respect to any default or event of default under such facility.

     Without limiting the generality of the foregoing, Aviation Sales and its Subsidiaries acknowledge that, pursuant to the Lease Agreement, they may not amend, modify or otherwise change any of the terms or provisions of the Subordinated Debt Indenture, the Senior Subordinated Notes or any other agreements or instruments executed in connection with the Senior Subordinated Notes, and that (as a condition to granting any consent to any such amendment, modification or change) the Agent, the Owner Trustee, the Lenders or the Holders may require additional consideration, including without limitation, the payment of a consent fee.

     4.   Conditions.  The aforesaid forbearance and consent are expressly
          ----------
conditioned upon satisfaction of the following conditions:

          a) the requisite parties under the Existing Aviation Sales Credit Agreement have executed that certain forbearance letter, dated as of the date hereof (the "Citicorp Forbearance Letter") with respect to events of default under sections 12.01(e)(i) and (ii) of the Existing Aviation Sales Credit Agreement, which Citicorp Forbearance Letter is attached hereto as Exhibit A;
                                                                   ---------

          b) the requisite parties under the Existing Aviation Sales Credit Agreement have executed that certain consent, dated as of August 13, 2001 (the "Citicorp Consent") with respect to a corresponding extension of time for the delivery of such management letter, as required in section 8.01(e) of the Existing Aviation Sales Credit Agreement, which Citicorp Consent is attached hereto as Exhibit B;
          ---------
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          c)   all conditions to the effectiveness of the Citicorp Forbearance
Letter and the Citicorp Consent;

          d) The Owner Trustee, the Lenders and the Holders shall have executed and delivered this letter to the Agent;

          e) Aviation Sales and its Subsidiaries shall have executed and delivered this letter to the Agent; and

          f) Aviation Sales shall have reimbursed the Agent for the expenses identified on Exhibit C attached hereto.
              ---------

     5.   Release.  Aviation Sales and its Subsidiaries acknowledge that they
          -------
have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their or the Owner Trustee's respective liability to pay or perform any obligations pursuant to any of the Operative Agreements or any other documents which evidence or secure any obligations owed under any Operative Agreement. In consideration for the execution of this letter, each of Aviation Sales and its Subsidiaries hereby releases and forever discharges, Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee and all of their respective officers, directors, employees, Affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether heretofore or now existing, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to the Operative Agreements, any Property, any obligations due under any of the Operative Agreements and this Consent Agreement, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to Aviation Sales or any of its Subsidiaries) the deposit relationships, between Aviation Sales and its Subsidiaries, and Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee, including the administration, collateralization and funding thereof. Each of Aviation Sales and its Subsidiaries further agrees not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of them, alleging any such Release Claim or otherwise arising in connection with any such Release Claim.

     It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of Aviation Sales and its Subsidiaries hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of Aviation Sales and its Subsidiaries hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Release Claims, which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent,
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and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, Aviation Sales and its Subsidiaries hereby intend to release, discharge and acquit the Released Parties of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Release Claims, which are in any way set forth in or related to the matters identified above in this letter. Aviation Sales and its Subsidiaries hereby explicitly waive the benefits of any common law or statutory rule with respect to the release of such Release Claims.

     The acceptance and delivery of this letter by the Agent on behalf of the Released Parties shall not be deemed or construed as an admission of liability with respect to the Release Claims or otherwise by the Released Parties, or any of them, and the Released Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained in this letter.

     Each of Aviation Sales and its Subsidiaries hereby agrees, represents and warrants that: (i) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Release Claims purported to be released by this letter; (ii) such party has had advice of counsel of its own choosing in negotiations for and the preparation of this forbearance and consent letter; and (iii) such party is fully aware of the effect of releases such as that contained in this letter.

     6.   Counterparts.  This letter may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same documents. Delivery of any executed counterpart of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     7.   GOVERNING LAW.  THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

                  [Signatures appear on the following pages]
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                         WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, f/k/a
                         First Security Bank, National Association not individually, except as expressly stated under the Operative Agreements, but solely as Owner
                         Trustee under the Aviation Sales Trust 1998-1

                         By: /s/ Nancy M. Dahl
                            --------------------------
                         Name: Nancy M. Dahl
                              ------------------------
                         Title: Vice President
                               -----------------------


                         BANK OF AMERICA, N.A., as a Holder and as a Lender

                         By: /s/ Oscar A. Bruni, Jr.
                            --------------------------
                         Name: Oscar A. Bruni, Jr.
                              ------------------------
                         Title: Senior Vice President
                               -----------------------


                         BANK OF AMERICA, N.A., as Administrative
                         Agent

                         By: /s/ Oscar A. Bruni, Jr.
                            --------------------------
                         Name: Oscar A. Bruni, Jr.
                              ------------------------
                         Title: Senior Vice President
                               -----------------------
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The terms and conditions of the aforesaid letter are hereby acknowledged and accepted by the following signatories, and each hereby represents and warrants that no consents, approvals or waivers with respect to the agreements entered into in connection with the above-referenced matters, which have not been obtained, are required under the terms of the Lease Agreement or any Operative Agreement.

                         AVIATION SALES COMPANY,
                         as Construction Agent

                         By: /s/ Michael C. Brant
                            -----------------------------
                         Name: Michael C. Brant
                              ---------------------------
                         Title: Vice President
                               --------------------------

                         AVIATION SALES COMPANY,
                         as Lessee

                         By: /s/ Michael C. Brant
                            -----------------------------
                         Name: Michael C. Brant
                              ---------------------------
                         Title: Vice President
                               --------------------------

                         AVIATION SALES COMPANY
                         AVS/M-1, INC. (formerly known as AVIATION
                         SALES MANUFACTURING COMPANY)
                         AVIATION SALES PROPERTY
                          MANAGEMENT  CORP.
                         AVIATION SALES FINANCE COMPANY
                         TIMCO ENGINE CENTER, INC.
                         AVS/M-2, INC. (formerly known as AVS/KRATZ-WILDE MACHINE COMPANY)
                         AVS/M-3, INC. (formerly known as APEX MANUFACTURING, INC.)
                         AEROCELL STRUCTURES, INC.
                         AVIATION SALES DISTRIBUTION
                          SERVICES COMPANY
                         AVIATION SALES LEASING COMPANY
                         WHITEHALL CORPORATION
                         TRIAD INTERNATIONAL MAINTENANCE
                         CORPORATION (successor in interest to Aero
                          Corporation and Aero Corp Macon, Inc.)
                         AVIATION SALES MAINTENANCE, REPAIR &
                         OVERHAUL COMPANY
                         CARIBE AVIATION, INC.
                         AIRCRAFT INTERIOR DESIGN, INC.
                         AERO HUSHKIT CORPORATION
                         HYDROSCIENCE, INC.
                         TIMCO ENGINEERED SYSTEMS, INC.

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                         By: /s/ Michael C. Brant
                            ---------------------------------------------
                         Name: Michael C. Brant
                              -------------------------------------------
                         Title:  VP  of each of the foregoing Guarantors
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                         AVSRE, L.P.
                         By: Aviation Sales Property Management Corp.,
                             its general partner

                         By: /s/ Michael C. Brant
                            ---------------------------------------------
                         Name: Michael C. Brant
                              -------------------------------------------
                         Title: Vice President
                               ------------------------------------------


                         AVIATION SALES SPS I, INC.

                         By: /s/ Michael C. Brant
                            ---------------------------------------------
                         Name: Michael C. Brant
                              -------------------------------------------
                         Title: Vice President
                               ------------------------------------------